                                                                    EXHIBIT 10.3

                                    MICROSOFT
                          ENTERPRISE SOFTWARE ADVISOR
                               SERVICE AGREEMENT

This Microsoft Enterprise Software Advisor Service Agreement ("Agreement") is entered into as of this 1st day of October, 2001 (the "Effective Date") between MSLI, G.P. ("MICROSOFT") having its principal place of business at 6100 Neil Road, Suite 210, Reno, NV 89511-1137 and SOFTWARE SPECTRUM, INC. ("COMPANY") having its principal place of business at 2140 Merritt Drive, Garland, TX 75041.

1. PURPOSE

The purpose of this Agreement is to set forth the terms and conditions by which MICROSOFT appoints COMPANY as a non-exclusive Enterprise Software Advisor in the Territory for support in the licensing and sale of Microsoft Enterprise Agreements in the Territory. Microsoft operates the Enterprise Software Advisor Program ("ESA Program") only in conjunction with the licensing and sale of Enterprise Software Products pursuant to Enterprise Enrollments.

2. DEFINITIONS

Except as set forth above, all capitalized terms included in this Agreement are defined as follows.

         2.1 "AFFILIATED COMPANIES" means those MICROSOFT companies directly involved in the sale of Microsoft Volume Licensing, including, but not limited to Microsoft Corporation, Microsoft Ireland Operations Limited, and Microsoft Operations Pte Ltd.

         2.2 "COMPANY CLAIMS" means any default, breach or alleged breach (which becomes a default or breach) of COMPANY's obligations, promises, representations, warranties or agreements relating to the Agreement, or any act or omission of COMPANY relating to its role as an Enterprise Software Advisor under the Agreement.

         2.3 "DOCUMENTATION COMPONENTS" means the supplemental disk sets and Enterprise Software Product documentation available from Microsoft Worldwide Fulfillment or such other fulfillment source that MICROSOFT may designate in writing.

         2.4 "ENTERPRISE AGREEMENT CUSTOMER" means any business entity, identifiable division, business unit or office location which has the ability to run Enterprise Software Products under the terms of any form of Enterprise Enrollment.

         2.5 "ENTERPRISE SOFTWARE PRODUCTS" means the Microsoft software products which MICROSOFT will designate from time to time, that may be reproduced and run by Enterprise Agreement Customers under any form of Enterprise Enrollment, excluding Documentation Components, MICROSOFT product support services, and MICROSOFT consulting services.

         2.6 "ENTERPRISE SOFTWARE ADVISOR" or "ESA" means an entity that MICROSOFT has authorized to receive payment from MICROSOFT in exchange for certain services performed for Enterprise Agreement Customers.

         2.7 "ENTERPRISE SOFTWARE ADVISOR FEES" or "ESA FEES" means the fees described on Schedule B that may be earned by an Enterprise Software Advisor for the performance of the functions set forth on Schedule A.

         2.8 "ENTERPRISE AGREEMENT" means the Microsoft Enterprise Agreement 6.0 and any successor agreement even if identified by a different name, in such form as MICROSOFT will determine.

         2.9 "ENTERPRISE ENROLLMENT" means any enrollment relevant to the Enterprise Agreement, and any successor agreement even if identified by a different name, which is entered into by an Enterprise Agreement Customer and MICROSOFT.



                  Microsoft Confidential - Disclosure Prohibited

         2.10 "LEVEL 1 SALES" means sales of Enterprise Software Products pursuant to Enterprise Enrollments to global, strategic and major accounts (i.e., accounts with 6000 or more desktops), which are led by MICROSOFT, and for which an Enterprise Software Advisor shall perform the functions described on Schedule A to the Agreement and shall receive the fees identified under Fee Level 1 on Schedule B to the Agreement.

         2.11 "LEVEL 2 SALES" means sales of Enterprise Software Products pursuant to Enterprise Enrollments to corporate customer accounts (i.e., accounts with between 750 and 5,999 desktops) which are led by MICROSOFT with assistance by an Enterprise Software Advisor, and for which an Enterprise Software Advisor shall perform the functions set forth on Schedule A to the Agreement, and shall receive the fees identified under Fee Level 2 on Schedule B to the Agreement.

         2.12 "LEVEL 3 SALES" means sales of Enterprise Software Products pursuant to Enterprise Enrollments to medium enterprise accounts (i.e., accounts with less than 750 desktops) for which such Enterprise Software Advisor shall perform the functions set forth on Schedule A to the Agreement, and shall receive the fees identified under Fee Level 3 on Schedule B to the Agreement.

         2.13 "TAXES" means any foreign, U.S. federal, state, local, municipal or other governmental taxes, duties, levies, fees, excises or tariffs, arising as a result of or in connection with the transactions contemplated under the Agreement including, without limitation, (i) any state or local sales or use taxes or any value added tax or business transfer tax now or hereafter imposed on the provision of goods and services to Microsoft by COMPANY under the Agreement, (ii) taxes imposed or based on or with respect to or measured by any net or gross income or receipts of COMPANY, (iii) any franchise taxes, taxes on doing business, gross receipts taxes or capital stock taxes (including any minimum taxes and taxes measured by any item of tax preference), (iv) any taxes imposed or assessed after the date upon which the Agreement is terminated based on the provisions of goods and services to MICROSOFT by COMPANY, (v) taxes based upon or imposed with reference to COMPANY's real and/or personal property ownership and (vi) any taxes similar to or in the nature of those taxes described in (i), (ii), (iii), (iv) or (v) above, now or hereafter imposed on COMPANY (or any third parties with which COMPANY is permitted to enter into agreements relating to its undertakings hereunder), together with any penalties, interest or any additions thereto.

         2.14 "TERRITORY" means the geographic boundaries of Canada and the United States of America, excluding all United States territories, possessions, or protectorates.

3. TERM AND TERMINATION

         3.1

This Agreement shall be effective on the Effective Date and shall, unless terminated earlier as provided in Section 3.2 below, terminate on June 30,2002.

         3.2 TERMINATION

                  3.2(a)   TERMINATION WITHOUT CAUSE

Either party shall have the right to terminate this Agreement at any time, without cause and without the intervention of the courts, on the delivery of thirty (30) calendar days' prior written notice. Neither party shall be responsible to the other for any costs or damages resulting from the termination of this Agreement under this section.

                  3.2(b)   TERMINATION WITH CAUSE

Without prejudice to MICROSOFT's other rights or remedies, MICROSOFT shall have the right to terminate this Agreement immediately upon written notice if any of the following events occurs:

                           (i) If COMPANY breaches any of the material terms or
conditions of this Agreement, and such breach remains unremedied to MICROSOFT's reasonable satisfaction for thirty (30) calendar days after COMPANY receives written notice of such breach; or



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

                           (ii) If COMPANY makes any assignment or attempts to
make an assignment for the benefit of creditors, files a petition in bankruptcy, or is adjudged bankrupt or becomes insolvent, or is placed in the hands of a receiver. The equivalent of any of these proceedings or acts, though known and/or designated by some other name or term in the Territory, shall likewise constitute grounds for termination of this Agreement.

         3.3 OBLIGATIONS ON TERMINATION

Upon termination or expiration of this Agreement MICROSOFT will pay COMPANY all outstanding fees due to COMPANY. MICROSOFT shall retain the right, at its sole discretion, to direct all of the Enterprise Agreement Customers for which COMPANY has been acting as Enterprise Software Advisor to a newly designated Enterprise Software Advisor. In such event, COMPANY shall not, under any circumstances, be entitled to any compensation for such Enterprise Agreement Customers' orders received by MICROSOFT after the effective date of such termination or expiration. If an Enterprise Agreement Customer does not designate a new Enterprise Software Advisor, COMPANY may, at MICROSOFT's sole discretion and unless this Agreement has been terminated for cause, continue to be eligible to receive Enterprise Software Advisor Fees related to payments received by MICROSOFT from such Enterprise Agreement Customer until the applicable Enterprise Enrollment expires, provided that COMPANY abides by all terms and conditions of this Agreement, including without limitation, continuation of the functions specified in the attached Schedule A.

4. COMPANY AND MICROSOFT OBLIGATIONS

         4.1 ENTERPRISE SOFTWARE ADVISOR RESPONSIBILITIES AND OBLIGATIONS

                  (a) Each of MICROSOFT's Enterprise Agreement Customers will designate an Enterprise Software Advisor on each Enterprise Enrollment signed by such customer. MICROSOFT shall promptly notify COMPANY in writing when it is designated by an Enterprise Agreement Customer as its Enterprise Software Advisor, and COMPANY, with respect to such Enterprise Agreement Customer, will perform the functions specified in Schedule A, attached hereto and incorporated herein by reference.

                  (b) An Enterprise Agreement Customer may unilaterally change its designated Enterprise Software Advisor upon thirty (30) days prior notice in accordance with the terms of its Enterprise Agreement, and will notify COMPANY in writing of any termination of its designation. In such event, COMPANY shall not be entitled to any compensation for such Enterprise Agreement Customer's orders received by MICROSOFT after the effective date of such termination. COMPANY agrees that MICROSOFT shall have no liability to COMPANY arising an Enterprise Agreement Customer's unilateral decision to change its Enterprise Software Advisor.

                  (c) MICROSOFT and its Enterprise Agreement Customers will be the only parties to Enterprise Agreements and Enterprise Enrollments and at no time will COMPANY have or acquire any title, interest, license or right in or to any Microsoft Enterprise Software Products or other Microsoft services. COMPANY acknowledges that MICROSOFT remains free to license Microsoft software or sell services in any way it chooses, whether directly or indirectly through distributors or intermediaries or by any other means, and at such prices and on any other terms it chooses.



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

         4.2 ENTERPRISE SOFTWARE ADVISOR FEES

                  (a) COMPANY is entitled to receive an Enterprise Software Advisor Fee when MICROSOFT receives payment in full (for which full payment of pre-approved instalment payments is considered payment in full) for each individual invoice for Enterprise Software Products under an Enterprise Enrollment with respect to which COMPANY has been designated as the Enterprise Software Advisor and for so long as that designation remains current. In the event of an Enterprise Agreement Customer fails to make payment in full, MICROSOFT will work with COMPANY to cause the Enterprise Software Advisor Fee related to the payment to be paid to COMPANY. Enterprise Software Advisor Fees are as outlined in the attached Schedule B. Fees are calculated net of any sales, use, value added or other comparable taxes or governmental charges collected from the Enterprise Agreement Customer, and net of returns and adjustments. The Enterprise Software Advisor Fee Level will be set on the date the Enterprise Enrollment is executed by MICROSOFT and will not be adjusted for increases or decreases in desktop commitment.

                  (b) All Enterprise Software Advisor Fees are payable only on Enterprise Software Products for Enterprise Enrollments where COMPANY's designation by the Enterprise Agreement Customer is current and will cease to be payable to the extent that an Enterprise Enrollment with respect to which COMPANY has been designated expires or terminates or is withdrawn for any reason.

                  (c) Payment of Enterprise Software Advisor Fees is dependent on COMPANY's satisfactory performance of the functions specified in the attached Schedule A, as determined by MICROSOFT in its reasonable discretion. Payment of Enterprise Software Advisor Fees for any individual Enterprise Enrollment may be withheld or reduced at MICROSOFT's reasonable discretion (not to exceed the percentages outlined in Schedule B) in the case COMPANY is in breach of any if its obligations to Microsoft under this Agreement. Obligations include without limitation: (i) performance of the functions outlined in Schedules A, and (ii) compliance with the Enterprise Software Advisor Policies and Procedures Manual. MICROSOFT agrees to notify COMPANY in advance of any deductions. MICROSOFT and COMPANY will use their reasonable best efforts to resolve any disputes arising out of the performance of COMPANY pursuant to this Agreement.

                  (d) Enterprise Software Advisor Fees shall not be paid in respect of any other agreement between the Enterprise Agreement Customer and MICROSOFT or for any order by such customer for services other than provided under the applicable Enterprise Enrollment. COMPANY acknowledges and agrees that it does not expect and is not entitled to any payments for its activities under or relating to this Agreement other than fees as stated in this Agreement.

                  (e) In the event the Enterprise Agreement Customer receives a credit from MICROSOFT, MICROSOFT reserves the right to adjust COMPANY's Enterprise Software Advisor Fee to reflect such credit.

         4.3 PAYMENT OF FEES

MICROSOFT shall pay COMPANY Enterprise Software Advisor Fees to which it is entitled two (2) times each fiscal month (approximately the 15th. and last day of each month) and within fifteen (15) days of the date MICROSOFT receives payment from the Enterprise Agreement Customer. All payments shall be in the form of Automated Clearinghouse wire transfer. In order to receive payment, COMPANY must complete and submit the Wire Transfer Information Form provided to COMPANY by MICROSOFT. COMPANY agrees to promptly notify MICROSOFT of any change in the information supplied in such form. Upon payment of the Enterprise Software Advisor Fee, MICROSOFT will provide COMPANY a statement showing the relevant details of the relevant Enterprise Enrollment(s) and license purchases concerned and any compliance deductions so COMPANY can verify the amount paid. If COMPANY has any questions regarding payments hereunder, COMPANY must contact MICROSOFT in writing within forty-five (45) days of receipt of the statement, after which time all payments shall be treated in all respects as final.



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         4.4 ENTERPRISE SOFTWARE ADVISOR POLICIES AND PROCEDURES

COMPANY will comply with all terms and conditions of the Microsoft Enterprise Software Advisor Policies and Procedures manual provided to COMPANY by MICROSOFT, as may be modified by MICROSOFT and provided to COMPANY from time to time.

         4.5 NO AUTHORITY

MICROSOFT gives COMPANY no authority to act in any way on its behalf or on behalf of any MICROSOFT company. Accordingly, COMPANY acknowledges and agrees that it has no authority to, and undertakes it will not, directly or indirectly accept, negotiate, execute or conclude any customer order or contract for MICROSOFT Enterprise Software Products and will not seek to commit or bind MICROSOFT or render liable MICROSOFT or any MICROSOFT company in any way with respect to the ESA Program. Without limiting any of the foregoing, COMPANY has no authority to vary, and accordingly COMPANY undertakes that it will not vary or seek to vary, the terms and conditions of any Enterprise Agreement or Enterprise Enrollment or the basis on which any customer obtains any MICROSOFT licenses or services.

         4.6 RELATIONSHIP WITH OTHER ROLES

If at any time before the Effective Date COMPANY has been a Large Account Reseller appointed by MICROSOFT or any other MICROSOFT company, COMPANY acknowledges and agrees that such role, and any contract under which it has engaged to carry it out, are separate and distinct from COMPANY's role under this Agreement and that this Agreement and COMPANY's role under it commenced on the Effective Date and not any date before.

5. COMPANY OBLIGATIONS

         5.1 SHARING OF FEES

COMPANY is free to share with any person or business entity any part of the Enterprise Software Advisor Fees received hereunder, except that COMPANY shall not pay any Enterprise Software Advisor Fee to any Enterprise Agreement Customer as a cash rebate. Notwithstanding any fee-sharing arrangement entered into by COMPANY, MICROSOFT shall not be obligated to pay Enterprise Software Advisor Fees to any person or business entity other than COMPANY.

         5.2 COMPLIANCE WITH APPLICABLE LAWS/ANTI-PIRACY

COMPANY agrees to report to MICROSOFT, as soon as possible after it notices, any suspected counterfeiting, piracy or other infringement of copyright in computer programs, manuals, marketing materials or other copyrighted materials owned by MICROSOFT or any MICROSOFT company and agrees to reasonably cooperate with MICROSOFT in the investigation of counterfeit, pirated or illegal software.

         5.3 TAXES

Microsoft is not liable for any of the Taxes of COMPANY that COMPANY is legally obligated to pay which are incurred or arise in connection with or related to the provision of services under this Agreement, and all such Taxes (including but not limited to net income or gross receipts taxes, franchise taxes, and/or property taxes) shall be the financial responsibility of COMPANY, provided that Microsoft shall pay to COMPANY any sales or use taxes that are owed by Microsoft solely as a result of entering into this Agreement and which are required to be collected from Microsoft by COMPANY under applicable law. Microsoft may provide to COMPANY a valid exemption certificate in which case COMPANY shall not collect the taxes covered by such certificate. COMPANY agrees to indemnify, defend and hold Microsoft harmless from any Taxes (including sales or use taxes paid by Microsoft to COMPANY) or claims, causes of action, costs (including, without limitation, reasonable attorneys' fees) and any other liabilities of any nature whatsoever related to such Taxes.



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

If taxes are required to be withheld on any amounts otherwise to be paid by Microsoft to COMPANY, Microsoft will deduct such taxes from the amount otherwise owed and pay them to the appropriate taxing authority. At COMPANY's written request and expense, Microsoft will use reasonable efforts to cooperate with and assist COMPANY in obtaining tax certificates or other appropriate documentation evidencing such payment, provided, however, that the responsibility for such documentation shall remain with COMPANY.

This tax section shall govern the treatment of all taxes arising as a result of or in connection with this Agreement notwithstanding any other section of this Agreement.

         5.4 INSURANCE

At all times when COMPANY will be performing services pursuant to this Agreement, COMPANY will procure and maintain insurance which meets or exceed the following coverages:

         a. COMMERCIAL GENERAL LIABILITY covering bodily injury and property damage liability with a limit of not less than $2,000,000 each occurrence;

         b. WORKERS' COMPENSATION covering COMPANY employees pursuant to applicable state workers' compensation laws for work-related injuries suffered by employees of COMPANY;

         c. EMPLOYER'S LIABILITY with limits of not less than $1,000,000 each accident; and

         d. ERRORS AND OMISSIONS LIABILITY covering damages arising out of negligent acts, errors, or omissions committed by COMPANY or its employees in the performance of this Agreement, with a limit of liability of not less than $2,000,000 each claim.

COMPANY will provide MICROSOFT with certificates of insurance evidencing this coverage on request

6. MICROSOFT OBLIGATIONS

         6.1 RESERVATION OF RIGHTS

MICROSOFT expressly reserves the right at any time to terminate any Enterprise Agreement Customer's status as an end user in the event such customer fails to comply with the terms of the Enterprise Agreement or any Enterprise Enrollment. MICROSOFT agrees to promptly notify COMPANY in writing of the termination of any Enterprise Agreement Customer for which COMPANY is the Enterprise Software Advisor. If MICROSOFT terminates a given customer, and MICROSOFT gives the COMPANY written notice thereof, COMPANY will not have any claims against MICROSOFT for damages or lost profits resulting from such termination.

         6.2 LIMITATION OF LIABILITY; LIMITATION ON REMEDY

                  (a) LIMITATION OF LIABILITY

NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY LOSS, DAMAGE, OR INJURY ARISING OUT OF THIS AGREEMENT (INCLUDING CLAIMS FOR BUSINESS PROFITS, BUSINESS INTERRUPTION, OR LOSS OF BUSINESS INFORMATION) WHETHER SPECIAL, INDIRECT, CONSEQUENTIAL OR INCIDENTAL AND WHETHER OR NOT CAUSED BY SUCH PARTY'S NEGLIGENCE OR THAT OF SUCH PARTY'S EMPLOYEES OR AGENTS, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.



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

                  (b) LIMITATION ON REMEDY

IN ANY CASE, THE LIABILITY OF EITHER PARTY UNDER ANY PROVISION OF THIS AGREEMENT SHALL BE LIMITED TO THE AMOUNT OF ENTERPRISE SOFTWARE ADVISOR FEES ACTUALLY PAID BY MICROSOFT UNDER THIS AGREEMENT. THIS LIMITATION ON REMEDY IS CUMULATIVE WITH ALL OF A PARTY'S EXPENDITURES BEING AGGREGATED TO DETERMINE SATISFACTION OF THE LIMIT. EACH PARTY RELEASES THE OTHER FROM ALL OBLIGATIONS, LIABILITY, CLAIMS OR DEMANDS IN EXCESS OF THE LIMITATION.

7. DEFENSE OBLIGATION

COMPANY shall defend MICROSOFT, its subsidiaries, and Affiliated Companies from and against any claims, losses and damages relating to any Company Claim. COMPANY's obligations to defend MICROSOFT shall only apply provided that COMPANY is immediately notified in writing of any such Company Claim. At MICROSOFT's sole option, MICROSOFT may participate in the selection of counsel, defense and settlement of any Company Claim covered by this Section 7, or may tender sole control over the defense or settlement of the Company Claim to COMPANY. If MICROSOFT chooses to participate in the selection of counsel, defense and settlement of such claims, the parties shall work together in good faith to reach decisions which are mutually acceptable to both parties. MICROSOFT shall provide reasonable assistance in the defense of all Company Claims.

8. DELAY IN PERFORMANCE

Neither party shall be liable to the other party for failure to comply with any obligations hereunder where such failure is caused by any reason beyond its reasonable control including, but not limited to, act of God, riot, strike, lockouts, trade disputes or labor disturbance, accident, breakdown of machinery, fire, flood, storm or difficulty in obtaining workmen, materials or transport.

9. ENTIRE AGREEMENT/MODIFICATION

This Agreement and all attached Schedules constitute the entire agreement between MICROSOFT and COMPANY, and supersedes and terminates any and all prior agreements or contracts, written or oral, entered into between the parties relating to the subject matter hereof. Any representations, promises, or conditions in connection therewith not in writing signed by both parties shall not be binding upon either party. Any changes or modifications to this Agreement must be made in writing and with the mutual agreement of the parties.

10. ATTORNEY'S FEES; GOVERNING LAW

In the event an action is commenced to enforce a party's rights under this Agreement, the prevailing party (as determined by the court) in such action shall be entitled to recover its reasonable costs and attorneys' fees. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Washington. COMPANY consents to jurisdiction and venue in King County, Washington. The parties agree that any dispute arising under this Agreement shall be heard exclusively in federal or state court in King County, Washington.

11. NO ASSIGNMENT

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that COMPANY may not assign its rights or obligations under this Agreement in any way without the prior written consent of MICROSOFT. MICROSOFT may assign this Agreement or any portions thereof, to any MICROSOFT related company or business entity.



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

12. NOTICES

Except as otherwise provided herein, all notices required or contemplated by this Agreement shall be in writing, delivered by U.S. certified mail (return receipt requested), or via overnight courier (e.g., Federal Express, or DHL), and addressed as follows:

         If to MICROSOFT:  MSLI, GP
                           6100 Neil Road, Suite 210
                           Reno, NV 89511-1137

                           Attn: Volume Licensing Operations

         With cc to:       Law and Corporate Affairs (Retail) and Channel
                           Strategy
                           Microsoft Corporation
                           One Microsoft Way
                           Redmond, WA 98052-6399

         If to COMPANY:    Software Spectrum, Inc.
                           2140 Merritt Drive
                           Garland, TX 75041

                           Attn: Volume Licensing Management

         With cc: to:      General Counsel

Such notices shall be deemed given three (3) business days after being deposited in the United States mail or one business day after being delivered with an overnight carrier or by electronic mail.

13. CONFIDENTIALITY

COMPANY expressly undertakes to retain in confidence the terms and conditions of this Agreement and any applicable addenda and all information and know-how transmitted to it by MICROSOFT and make no use of such information and know-how except under the terms and during the existence of this Agreement. COMPANY shall guarantee and ensure its employees' compliance with this paragraph. COMPANY's obligations under this paragraph shall survive any termination of this Agreement and shall extend to the earlier of such time as the information is public domain or five (5) years following the termination of this Agreement. This Section shall not prohibit the parties from disclosing such information as is specifically required by any United States Federal or state or Canadian Federal or provincial authorities. Notwithstanding the foregoing, COMPANY may disclose confidential information in accordance with any judicial or other governmental order or request, provided that COMPANY shall immediately notify MICROSOFT in writing upon its receipt of such order or request and shall assist MICROSOFT as is reasonable in seeking any protective order or its equivalent or in limiting the scope of disclosure of any confidential information.

14. SEVERABILITY

In the event that any provision of this Agreement is found invalid or unenforceable pursuant to judicial decree or decision, the remainder of this Agreement shall remain valid and enforceable according to its terms. The parties intend that the provisions of this Agreement be enforced to the fullest extent permitted by applicable law. Accordingly, the parties agree that if any provisions are deemed not enforceable, they shall be deemed modified to the extent necessary to make them enforceable.



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15. SURVIVAL

Sections 3.3, 5.2, 5.3, 6, 7, 8, 9, 10, 11, 13, 14, and 15 shall survive any termination of this Agreement.

IN WITNESS WHEREOF, the parties have signed this Agreement on the dates indicated below. This Agreement is not binding until executed by MICROSOFT.

MSLI, CP ("MICROSOFT")                      SOFTWARE SPECTRUM, INC.
                                            ("COMPANY")
By /s/ DAN FOWLER                           By: /s/ ROBERT D. GRAHAM
  --------------------------------             ---------------------------------
DAN FOWLER                                  Robert D. Graham
GENERAL MANAGER WWVLO                       ------------------------------------
                                            Name (please print)
                                            V.P.
                                            ------------------------------------
                                            November 14, 2001
                                            ------------------------------------
                                            Date



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

                                   SCHEDULE A
            ESA REQUIREMENTS, FUNCTIONS AND MINIMUM SERVICE STANDARDS

COMPANY must perform the ESA Requirements described below in accordance with the following minimum standards and in compliance with the Enterprise Software Advisor Policies and Procedures Manual provided by MICROSOFT.

1. AGREEMENT TRANSMISSION

     A. "TIMELY" means MICROSOFT's receipt of an Enterprise Agreement or Enterprise Enrollment, executed by the Enterprise Agreement Customer, within fifteen (15) business days of the date the Enterprise Agreement Customer executes the Enterprise Agreement or Enterprise Enrollment.

     B. "VALID" means MICROSOFT's receipt of an Enterprise Agreement or Enterprise Enrollment, executed by the Enterprise Agreement Customer, free from errors in fields completed by the Enterprise Agreement Customer containing all information required to be completed by the Enterprise Agreement Customer, and including all associated checklists completed by COMPANY in the form provided by MICROSOFT.

2. LICENSING SUPPORT CALL CENTER

COMPANY shall maintain a licensing support call center for Enterprise Agreement Customers which have designated COMPANY as its Enterprise Software Advisor. Such licensing support call center shall be available to Enterprise Agreement Customers a minimum of eight (8) hours per day, Monday through Friday.

3. TRUE-UP ACTIVITIES

     A. "TIMELY" means MICROSOFT's receipt of an Enterprise Agreement Customer's True-up report by the date required by MICROSOFT at the beginning of such Enterprise Enrollment.

     B. "VALID" means MICROSOFT's receipt of an Enterprise Agreement Customer's True-up report containing all information required to be completed by the Enterprise Agreement Customer and which COMPANY believes to be an accurate account of such Enterprise Agreement Customer's True-up activity.



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
     CUSTOMER SEGMENT                                                ESA FUNCTIONS
     ----------------                                                -------------
                                  (MINIMUM SERVICE STANDARDS FOR THESE REQUIREMENTS ARE SET FORTH BELOW)
o  LEVEL 1 SALES (6,000 +         o  Timely receipt, signature confirmation and transmission of Valid
   DESKTOPS)                         Enterprise Agreements and Enterprise Enrollments to Microsoft Operations
                                     Centers, including customer assistance with the entry of order information.

                                  o  Receipt and transmission of additional Enterprise Software Product orders and supplemental media orders to Microsoft Operations Centers.

                                  o  Licensing Support Call Center providing phone support of licensing questions and issues

                                  o  Timely receipt and transmission of Valid True-up reporting to Microsoft
                                     Operations Centers, including customer assistance with the entry of order information

                                  o  Tracking and reporting of license purchase history

o  LEVEL 2 SALES (750-5,999       o  In certain cases, explanation of licensing options to customers
   DESKTOPS)
                                  o  In certain cases, delivery of non-negotiated agreements to customers

                                  o  Timely receipt, signature confirmation and transmission of Valid
                                     Enterprise Agreements and Enterprise Enrollments to Microsoft Operations
                                     Centers, including customer assistance with the entry of order information

                                  o  Receipt and transmission of additional Enterprise Software Product orders and supplemental media orders to Microsoft Operations Centers

                                  o  Licensing Support Call Center providing phone support of licensing questions and issues

                                  o  Timely receipt and transmission of Valid True-up reporting to Microsoft
                                     Operations Centers, including customer assistance with the entry of order information

                                  o  Tracking and reporting license purchase history

o  LEVEL 3 SALES (<750            o  Explanation of licensing options to customers
   DESKTOPS)
                                  o  Delivery of non-negotiated agreements to customers

                                  o  Timely receipt, signature confirmation and transmission of Valid
                                     Enterprise Agreements and Enterprise Enrollments to Microsoft Operations
                                     Centers, including customer assistance with the entry of order information

                                  o  Receipt and transmission of additional Enterprise Software Product orders and supplemental media orders to Microsoft Operations Centers

                                  o  Licensing Support Call Center providing phone support of licensing questions and issues

                                  o  Timely receipt and transmission of Valid True-up reporting to Microsoft
                                     Operations Centers, including customer assistance with the entry of order information

                                  o  Tracking and reporting license purchase history



Microsoft Corporation                                                   Page A-2
Enterprise Software Advisor
Service Agreement

                                   SCHEDULE B
                        ENTERPRISE SOFTWARE ADVISOR FEES

FEE
LEVEL    CUSTOMER SEGMENT       ESA FEE
-----    ----------------       -------
1        6,000 + DESKTOPS       NEW ENROLLMENTS:

                                 * % OF INITIAL ENTERPRISE SOFTWARE PRODUCT PURCHASES

                                    o  * % for pre-sales activity and engagement

                                    o  * % for post-sales licensing expertise and support

                                RENEWING ENROLLMENTS:

                                 * % OF INITIAL RENEWAL ENTERPRISE SOFTWARE PRODUCT PURCHASES

                                    o  * % for post sales licensing expertise and support

                                FOR ALL ENROLLMENTS:

                                 * % SECOND AND THIRD YEAR ENTERPRISE SOFTWARE PRODUCT PURCHASES

                                    o  * % for post-sales licensing expertise and support and ongoing order management

                                    o  * % for True-up activities

                                 * % INCREMENTAL REVENUE

                                    o  On all additional desktops and additional product licenses added after signing, including true up orders and additional product orders.

                                    o  Excludes desktops added as a result of mergers, acquisitions, takeovers, consolidations, combinations or similar transactions

2        750-5,999              NEW ENROLLMENTS:
         DESKTOPS
                                 * % OF INITIAL ENTERPRISE SOFTWARE PRODUCT PURCHASES

                                    o  * % for pre-sales activity and engagement

                                    o  * % for post sales licensing expertise and support and ongoing order management

                                RENEWING ENROLLMENTS:

                                 * % OF INITIAL RENEWAL ENTERPRISE SOFTWARE PRODUCT PURCHASES

                                    o  * % for pre-sale activity and engagement

                                    o  * % for post sales licensing expertise and support and ongoing order management

                                ALL ENROLLMENTS:

                                 * % SECOND AND THIRD YEAR ENTERPRISE SOFTWARE PRODUCT PURCHASES

                                    o  * % for post sales licensing expertise and support

                                    o  * % for True-up activities

                                 * % INCREMENTAL REVENUE

                                    o  On all additional desktops and additional product licenses added after signing, including true up orders and additional product orders.

                                    o  Excludes desktops added as a result of mergers, acquisitions, takeovers, consolidations, combinations or similar transactions

3        <750 DESKTOPS          NEW ENROLLMENTS:

                                 * % OF INITIAL ENTERPRISE SOFTWARE PRODUCT PURCHASES

                                    o  * % for pre-sales activity and engagement

                                    o  * % for post sales licensing expertise and support

                                RENEWING ENROLLMENTS:

                                 * % OF INITIAL RENEWAL ENTERPRISE SOFTWARE PRODUCT PURCHASES

                                    o  * % for pre-sales activity and engagement

                                    o  * % for post sales licensing expertise and support

                                ALL ENROLLMENTS:

                                 * % SECOND AND THIRD YEAR ENTERPRISE SOFTWARE PRODUCT PURCHASES

                                    o  * % for post sales licensing expertise and support and ongoing order management

                                    o  * % for True-up activities

                                 * % INCREMENTAL REVENUE

                                    o  On all additional desktops and additional product licenses added after signing, including true up orders and additional product orders.

                                    o  Excludes desktops added as a result of
                                       mergers, acquisitions, takeovers,
                                       consolidations, combinations or similar
                                       transactions

----------

* Information omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Securities and Exchange Commission.

----------

Microsoft Corporation                                                   Page B-1
Enterprise Software Advisor
Service Agreement